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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): May 28, 1996




                           MidAmerican Energy Company.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Iowa                   1-11505                       42-1425214
 --------------          ---------------               ------------------
(State or other         (Commission File                 (IRS Employer
jurisdiction of            Number)                     Identification No.)
incorporation)




        666 Grand Avenue, P. O. Box 657, Des Moines, Iowa          50303
        -------------------------------------------------       ----------
                (Address of principal executive offices)        (Zip Code)







Registrant's telephone number, including area code:    515/242-4300
                                                       ------------





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Item 5  Other Events.
        ------------

     On May 28, 1996, MidAmerican Energy Company ("MidAmerican"), announced the restructuring of one of its wholly-owned nonregulated subsidiaries and a plan for an initial public offering of common stock in the newly-restructured company. The subsidiary, InterCoast Energy Company ("InterCoast"), filed a registration statement with the Securities and Exchange Commission related to its initial public offering.

     A copy of MidAmerican's press release with respect to the restructuring and initial public offering is attached as an exhibit to this report.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------


              (c) Exhibits.
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              1. Press Release of MidAmerican Energy Company dated May 28, 1996.



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                                   Signature



              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          MIDAMERICAN ENERGY COMPANY



                                           /s/ Paul J. Leighton
                                          ---------------------
                                          Paul J. Leighton
                                          Vice President and Corporate Secretary



May 28, 1996



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